UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020
1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The following actions were taken by the shareholders of 1st Source Corporation (the “Company”) at the annual shareholders’ meeting held April 23, 2020:

1. Election of Directors
The directors named below were elected to the Board of Directors, as follows:
Terms Expiring in April, 2023:

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Vinod M. Khilnani	15,575,731	5,865,584	38,150	2,672,318
Rex Martin	15,295,998	6,176,253	7,214	2,672,318
Christopher J. Murphy III	20,864,162	608,191	7,112	2,672,318
Timothy K. Ozark	14,767,876	6,701,305	10,284	2,672,318

In addition, the following directors continued in office after the 2020 annual meeting:

Terms Expiring in April, 2021:	Terms Expiring in April, 2022:
Melody Birmingham	John F. Affleck-Graves
John T. Phair	Daniel B. Fitzpatrick
Mark D. Schwabero	Christopher J. Murphy IV

2. Advisory Approval of Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted on July 21, 2010, contains a requirement that publicly traded firms, like the Company, permit a separate, non-binding advisory shareholder vote to approve the compensation of the Company’s executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
20,950,438	485,189	43,838	2,672,318

3. Ratification of the appointment of BKD LLP as 1st Source Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020
The Audit Committee has appointed BKD LLP as the independent registered public accounting firm for 1st Source for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
24,108,629	27,866	15,288	—

101  Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business reporting Language).

104  Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 27, 2020	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer